UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
___________

Date of Report (date of earliest event reported):     August 29, 2012

AWARE, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (781) 276-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)           On August 29, 2012, the Audit Committee of the Board of Directors (the "Audit Committee") of Aware, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm.  PwC was notified on August 29, 2012.

The audit reports of PwC on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2011 and 2010 and through August 29, 2012, there were (i) no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of this Form 8-K and requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 4, 2012, is filed as Exhibit 16.1 to this Form 8-K.

(b)           On August 29, 2012, following a competitive selection process, the Audit Committee approved the selection of McGladrey and Pullen LLP ("McGladrey") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.  During the fiscal years ended December 31, 2011 and 2010 and through August 29, 2012, the Company has not consulted with McGladrey regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Number	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated as of September 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated September 4, 2012	By:	/s/ Richard P. Moberg
Richard P. Moberg
co-Chief Executive Officer and co-President
Chief Financial Officer

EXHIBIT INDEX

Number	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated as of September 4, 2012.